Exhibit 10.6

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS OR THE SECURITIES LAWS OF ANY JURISDICTION. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT TO A PERSON THAT IS NOT A U.S. PERSON WHO AGREES TO RESTRICTIONS ON RESALE THAT ARE CONSISTENT WITH THE REQUIREMENTS OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) FOLLOWING THE DISTRIBUTION COMPLIANCE PERIOD REQUIRED UNDER RULE 903 OF REGULATION S UNDER THE SECURITIES ACT, IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSONS IN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR OTHER REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U. S. SECURITIES ACT.

WARRANT

1- -10-1	January [20] [22], 2010

To Purchase              Shares of Common Stock of

API Technologies Corp., a Delaware corporation (the “Company”)

1. Number of Shares; Exercise Price; Term. This certifies that for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged                      (“Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after the date hereof and at or prior to 11:59 p.m. Central Time, on January     , 2015 (the “Expiration Time”), but not thereafter, to acquire from the Company, in whole or in part, from time to time, up to                      (            ) fully paid and nonassessable shares (the “Shares”) of common stock, $0.001 par value, of the Company (“Common Stock”), at a purchase price of $1.40 per share (the “Exercise Price”). The right to purchase all of the Shares under the Warrant shall vest immediately upon issuance of this Warrant. The number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time, or from time to time, prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise annexed hereto, all duly completed and executed on behalf of the Holder, at the office of the Company in Toronto, Ontario, Canada (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and upon payment of the Exercise Price for the Shares thereby purchased (by cash, certified or cashier’s check, or wire transfer payable to the Company). Thereupon, the Holder as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of such exercise date for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised.

3. Issuance of Shares. Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. All Shares that may be issued upon the exercise of this Warrant shall, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, such number of Shares, equal to the number of such Shares purchasable upon the exercise of this Warrant.

4. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Warrant Share to which the Holder as the holder would otherwise be entitled, the Holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional Warrant Share above the Exercise Price for such fractional share (as determined in good faith by the Company) or (ii) a whole Share if the Holder tenders the Exercise Price for one whole share.

5. No Rights as Shareholders. This Warrant does not entitle the Holder as a holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

6. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by Holder as the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of substantially identical form and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of Holder as the registered Holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday or a Sunday or a legal holiday.

9. Adjustments of Rights. The purchase price per Share and/or the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder as the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Holder as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder as the holder of this Warrant after the merger or consolidation. This provision shall apply to successive mergers or consolidations.

(b) Reclassification, Recapitalization, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(d) Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in shares of Common Stock, or make any other distribution with respect to Common Stock payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

10. Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to Section 9 hereof, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole Share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

11. Notice of Adjustments; Notices. Whenever the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to Sections 9 or 10 hereof, the Company shall issue and provide to the Holder as the holder of this Warrant, within ten (10) days after the event requiring the adjustment, a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

12. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

13. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder as the holder hereof.

14. Representations and Warranties of the Holder. In connection with the issuance of this Warrant, the Holder makes the following representations and warranties to the Company. The Holder understands that (a) the Company will rely on the representations and warranties set forth below for purposes of determining that the issuance of the Warrants is exempt from registration under the Securities Act and (b) neither the Warrant nor the Shares will be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from registration thereunder, which in the case of the Holder, is Regulation S under the Securities Act.

The Holder makes the following representations and warranties to the Company:

(a) the Holder is not a U.S. Person as defined in Rule 902 of Regulation S under the Securities Act and was not formed for the purpose of investing in securities not registered under the Securities Act;

(b) the Holder is not acquiring the Warrants or the Shares for the account or benefit of a U.S. Person;

(c) the offer to issue the Warrant and the Shares by the Company was made to the Holder outside of the United States;

(d) the Holder understands that the offer and issuance of the Warrant to the Holder is being made in reliance upon the exemption from the registration requirements of the United States federal securities laws set forth in Regulation S under the Securities Act;

(e) the activities of the Holder are not part of a scheme to avoid the registration requirements of the United States federal or state securities laws;

(f) all subsequent offers and sales of the Warrants and Shares shall be made in compliance with the resale provisions of Regulation S under the Securities Act, pursuant to Rule 144 promulgated thereunder, pursuant to another applicable exemption from registration under the Securities Act, or pursuant to an effective registration statement (however, no registration rights are granted hereby); and in each case, in accordance with any applicable state securities laws. In any case, neither the Warrant nor the Shares will be resold or transferred to a U.S. person(s) or for the account or benefit of a U.S. person or within the United States until the end of the six month period distribution compliance commencing on the date of this Warrant, and thereafter cannot be sold to a U.S. person, for the account or benefit of a U.S. person or within the United States, unless the Warrant or Shares, as applicable, are registered under the Securities Act or are exempt from the registration requirements of the Securities Act;

(g) the Holder understands that for subsequent disposition or transfers the Company will require that the Holder obtain and give to the Company an opinion of counsel satisfactory to the Company, that any intended disposition or transfer of the Warrant or Shares will not violate the Securities Act, or any applicable state securities law or the rules and regulations of the Securities and Exchange Commission or of any state securities commission promulgated under such statutes;

(h) the Holder understands that the Company will refuse to register any transfer or disposition of the Warrant or Shares not made in accordance with the provisions of Regulation S, pursuant to Rule 144 promulgated thereunder or otherwise pursuant to an applicable exemption from registration under the Securities Act, or pursuant to an effective registration statement, and in each case, in accordance with any applicable state securities laws;

(i) the Holder understands that hedging transactions involving the Warrant or Shares may not be conducted except in compliance with the Securities Act, which means that no hedging transaction involving the Warrant or Shares may be conducted before the end of the six month distribution compliance period;

(j) the Holder understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreement and understandings of the Holder set forth herein in order to determine the applicability of such exemption and the suitability of the Holder to acquire the Warrant.

15. Notice. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the United States mail or Canadian mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Holder set forth in the registry maintained by the Company pursuant to Section 6, or at such other address and/or telecopy and/or to the attention of such other person as the Company or the Holder may designate by ten-day advance written notice. Any notice to the Company shall include a copy sent in the same manner as notices sent hereunder to Leslie J. Weiss, Barnes & Thornburg, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2833.

16. Transfer. This Warrant may be transferred in whole or in part provided that the issuance of the Warrant or the Shares to the transferee and the sale of the Warrant or the Shares by the transferee is in compliance with Regulation S and Rule 144 promulgated under the Securities Act and does not otherwise violate Section 5 of the Securities Act or the registration requirements of any state securities laws and the Company has received an opinion of counsel from the Holder to that effect.

17. Entire Agreement. This Warrant and the form attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[signature page to follow]

IN WITNESS WHEREOF, API Technologies Corp. has caused this Warrant to be executed by its duly authorized officer.

Dated: January [20] [22], 2010

API Technologies Corp. a Delaware corporation

By:
Its:

HOLDER

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